UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04612

Name of Fund:	BlackRock EuroFund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock EuroFund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2022

Date of reporting period: 06/30/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2022

2022 Annual Report

BlackRock Advantage Global Fund, Inc.

BlackRock EuroFund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were particularly steep. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates three times while indicating that additional large rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of a higher inflation regime leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities in a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(19.96)%	(10.62)%

U.S. small cap equities (Russell 2000® Index)	(23.43)	(25.20)

International equities (MSCI Europe, Australasia, Far East Index)	(19.57)	(17.77)

Emerging market equities (MSCI Emerging Markets Index)	(17.63)	(25.28)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.15	0.18

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(11.34)	(10.94)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(10.35)	(10.29)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(8.98)	(8.57)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(14.19)	(12.82)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2022	BlackRock Advantage Global Fund, Inc.

Investment Objective

BlackRock Advantage Global Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2022, the Fund’s Institutional and Class K shares outperformed the benchmark, the MSCI All Country World Index, while the Investor A shares performed in line. For the same period, the Fund’s Investor C and Class R shares underperformed the benchmark.

What factors influenced performance?

Markets proved highly rotational in the first half of the period as leadership shifted between valuation and secular growth preferences for much of 2021. However, value styles became the dominant market driver in 2022 amid both inflationary pressures and expected policy normalization. The relatively orderly market reaction to 40-year high inflation figures soon turned disorderly as Russia invaded the Ukraine in February 2022. This brought a fresh surge in commodity prices further weighing on global markets and already stretched supply chains. Adding to the economic challenges, China’s COVID policy resulted in rolling lockdowns which adversely impacted its industrial production. Simultaneously, bond yields surged as central bankers began raising rates globally. Taken in combination, investors began to price in stagflation amid concerns that policy error would stifle growth.

Trend-based measures performed well against the evolving market environment. As the reopening theme quickly turned towards inflation concerns, sentiment measures correctly positioned the portfolio. Notably, insights that identify exposure to inflationary pressures through labor market tightness and wage growth were also additive across energy names. Additionally, faster moving trend-based measures were additive as they successfully captured the market evolution including insights looking at mobile application usage as well as those evaluating internet search levels.

Macro thematic insights delivered mixed results from top-down positioning. Several recently added signals that seek to identify themes such as stagflation were notable performers toward period-end as they correctly positioned the portfolio to capture the rising rates regime. Collectively these insights correctly motivated overweight positions across health care and underweight positions across discretionary stocks.

While results were also mixed within fundamental measures, performance was supported by fundamental value insights, which benefited from the market style preference. Traditional valuation measures based on company ownership structures and sources of financing, as well as other financial statement metrics, performed best.

On the downside, as noted, macro thematic insights delivered mixed results from top-down positioning. Insights designed to evaluate beneficiaries of policy normalization were wrong-footed across the European Union, motivating an unsuccessful overweight to German stocks.

Additionally, fundamental quality insights with more of a growth orientation struggled amid the market style preference for value. Nontraditional measures of company quality, such as environmental, social and governance factors, detracted from performance as markets continued to focus on macro dynamics over company results. Insights evaluating company culture, “green” patent issuances, and insights that predict firm-level controversy all struggled, motivating an unsuccessful overweight to information technology stocks.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major return drivers over the period. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced signal constructs to best identify emerging trends, such as sentiment around supply chain disruptions, wage inflation, consumer behavior changes and business sensitivity to the conflict in Ukraine. Additionally, new macro thematic insights were added that use historical observations of stagflation and policy normalization to motivate top-down positioning.

Describe portfolio positioning at period end.

At period end, the Fund’s positioning with respect to both geographical and sector allocation was largely neutral. The Fund had slightly overweight allocations to the health care and consumer staples sectors and slight underweights to communication services and utilities. The Fund had a slight overweight to the United States and a slight underweight to Switzerland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of June 30, 2022 (continued)	BlackRock Advantage Global Fund, Inc.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index. The Fund’s returns prior to October 26, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global SmallCap Fund, Inc.”

(c)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(15.52)%	N/A	6.66%	N/A	8.86%	N/A
Investor A	(15.73)	(20.16)%	6.39	5.25%	8.53	7.95%
Investor C	(16.36)	(17.05)	5.59	5.59	7.85	7.85
Class K	(15.46)	N/A	6.72	N/A	8.88	N/A
Class R	(15.94)	N/A	6.12	N/A	8.19	N/A
MSCI ACWI	(15.75)	N/A	7.00	N/A	8.76	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index. The Fund’s returns prior to October 26, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global SmallCap Fund, Inc.”

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 802.60	$ 3.17		$ 1,000.00	$ 1,021.27	$ 3.56		0.71%
Investor A	1,000.00	801.60	4.29		1,000.00	1,020.03	4.81		0.96
Investor C	1,000.00	798.70	7.63		1,000.00	1,016.31	8.55		1.71
Class K	1,000.00	803.00	2.95		1,000.00	1,021.52	3.31		0.66
Class R	1,000.00	800.50	5.40		1,000.00	1,018.79	6.06		1.21

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2022 (continued)	BlackRock Advantage Global Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple, Inc.	4.5%

Microsoft Corp.	4.1

Johnson & Johnson	1.6

Alphabet, Inc., Class A	1.6

Alphabet, Inc., Class C	1.5

Visa, Inc., Class A	1.5

JPMorgan Chase & Co.	1.5

Merck & Co., Inc.	1.4

Amazon.com, Inc.	1.2

Intel Corp.	1.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	58.6%

Canada	4.4

China	4.4

Japan	4.0

Germany	3.5

United Kingdom	3.2

France	2.6

Taiwan	2.3

Australia	2.1

Netherlands	1.8

Ireland	1.6

Switzerland	1.2

Denmark	1.1

South Korea	1.0

Other#	8.4

Liabilities in Excess of Other Assets	(0.2)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

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Fund Summary as of June 30, 2022	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2022, the Fund underperformed its benchmark, the MSCI EMU Index.

What factors influenced performance?

After performing reasonably well in the second half of 2021, the Eurozone markets moved lower amid the challenges of persistent inflation, expectations for rising interest rates and growing fears of an economic slowdown. These factors caused the performance of many individual stocks to become disconnected from fundamentals, even for higher-quality companies.

In this environment, the Fund’s positions in the freight forwarder DSV A/S (Denmark), and the pharmaceutical and laboratory equipment supplier Sartorius Stedim Biotech (France) lost ground despite reporting positive fundamental news.

Worldline SA (France) and Allfunds Group PLC (Netherlands) detracted due to stock-specific events. Worldline reported weaker-than-expected growth and a disappointing price for the sale of its terminals business. The investment adviser sold the stock from the portfolio. Allfunds lagged after providing weaker-than-expected results for the second half 2021. The investment adviser maintained the position based on the company’s longer-term growth potential. Underweight positions in Sanofi SA (France) and TotalEnergies SE (France) also detracted from relative performance.

On the positive side, Linde PLC (United Kingdom), an industrial gas company that is benefiting from long-term trends related to decarbonization, was the top contributor. Linde has strong pricing power and so far has been able to pass on higher input prices.

The chemicals distributor IMCD NV (Netherlands) also fared well, as its well-positioned distribution businesses benefited from the tightness in supply chains. RELX PLC (United Kingdom) further aided returns in industrials. Zero weightings in SAP SE (Germany) and Zalando SE (Germany) contributed to results, as well.

Describe recent portfolio activity.

During the second half of 2021, the Fund increased its weighting it the health care sector by initiating the position in Sartorius. It also consolidated its positioning in utilities by exiting Enel SpA (Italy) and boosting its weighting in Energias de Portugal SA based on view that the latter company is well positioned in the renewable energy business.

Later in the period, the Fund opened a new position in the Dutch payments company Adyen NV. The investment adviser believed the company had a winning offering in merchant services with best-in-class technology for in-store and online payments. The investment adviser viewed Adyen as a fast-growing and very profitable business that was positioned to benefit from the shift to more complex payment methods.

The Fund initiated a new position in Siemens AG (Germany) within the industrials sector. While the investment adviser typically prefers “pure play” stocks over conglomerates, it believes Siemens provides exposure to structural growth in automation, digitization and building efficiency at a material valuation discount to its key competitors.

The Fund made a number of changes in the first half of 2022 amid the rapidly changing market environment. It shifted its positioning in financials by increasing its weighting in banks the investment adviser believed were undervalued given their ability to benefit from rising rates. The investment adviser added the higher-quality bank KBC Group NV back into the portfolio. New positions in rate-sensitive banks, including Commerzbank AG (Germany) and Intesa Sanpaolo SpA (Italy) were also opened.

The Fund established a position in the energy stock TotalEnergies on the view that the company is better managed than competitors, has sound financial discipline, and possesses a solid strategy to increase revenues from renewables.

In an effort to remain highly selective, particularly within the consumer space, the Fund sold its small remaining position in Adidas AG (Germany) and added to LVMH Moet Hennessy Louis Vuitton SE (France) and Puma SE (Germany). While the investment adviser believes Adidas trades at an attractive valuation given the strength of its brand, the company has been underperforming key competitors.

In industrials, the Fund sold its position in the elevator producer Kone Oyj (Finland) on concerns about the company’s ability to pass on higher commodity prices. Weakness in China’s property market was an additional headwind for the stock. The Fund used the proceeds of the sale to establish a new position in the French industrial group Legrand SA, a potential beneficiary of higher spending on renovations and modernizations across Europe.

Within the aerospace industry, the Fund switched from Safran SA (France) into Airbus SE (France) based on the higher upside potential in the latter company’s earnings.

Describe portfolio positioning at period end.

The Fund was overweight in the industrials and information technology sectors, and it had a neutral weighting in health care. The Fund was underweight in financials, consumer staples, utilities, consumer discretionary, communication services, real estate, materials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2022 (continued)	BlackRock EuroFund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the ‘‘Eurozone’’). The Fund’s total returns prior to October 23, 2018, are the returns of the Fund when it followed different investment strategies.

(c)	An index that captures large- and mid-cap representation across certain Developed Markets countries in the European Economic and Monetary Union.

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(27.73)%	N/A	0.76%	N/A	4.11%	N/A
Investor A	(27.90)	(31.68)%	0.57	(0.51)%	3.90	3.34%
Investor C	(28.39)	(29.11)	(0.21)	(0.21)	3.23	3.23
Class K	(27.64)	N/A	0.90	N/A	4.18	N/A
Class R	(28.26)	N/A	0.08	N/A	3.39	N/A
MSCI EMU Index	(24.02)	N/A	0.48	N/A	5.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the ‘‘Eurozone’’). The Fund’s total returns prior to October 23, 2018, are the returns of the Fund when it followed different investment strategies.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 682.40	$ 4.88		$ 1,000.00	$ 1,018.99	$ 5.86		1.17%
Investor A	1,000.00	681.70	5.80		1,000.00	1,017.90	6.95		1.39
Investor C	1,000.00	679.20	8.99		1,000.00	1,014.08	10.79		2.16
Class K	1,000.00	682.90	4.51		1,000.00	1,019.44	5.41		1.08
Class R	1,000.00	680.10	7.79		1,000.00	1,015.52	9.35		1.87

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

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Fund Summary as of June 30, 2022 (continued)	BlackRock EuroFund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

LVMH Moet Hennessy Louis Vuitton SE	8.6%

ASML Holding NV	7.8

Schneider Electric SE	4.1

Siemens AG	3.9

TotalEnergies SE	3.3

BNP Paribas SA	3.0

Linde PLC	3.0

Teleperformance	2.9

Vinci SA	2.9

Airbus SE	2.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

France	37.8%

Netherlands	18.8

Germany	16.1

Italy	6.5

United Kingdom	5.0

United States	4.1

Switzerland	3.0

Denmark	2.7

Finland	2.3

Belgium	1.9

Portugal	1.8

Ireland	1.2

Sweden	1.0

Luxembourg	0.8

Liabilities in Excess of Other Assets	(3.0)

(a)	Excludes short-term securities.

F U N D S U M M A R Y	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

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Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	11

Schedule of Investments June 30, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.1%
AGL Energy Ltd.	38,746	$221,487
AMP Ltd.(a)	25,600	16,909
Aristocrat Leisure Ltd.	6,624	157,559
BHP Group Ltd., Class DI	138,153	3,955,819
BlueScope Steel Ltd.	757	8,341
Charter Hall Group	2,154	16,157
Commonwealth Bank of Australia	5,371	335,561
CSL Ltd.	2,221	412,384
Goodman Group	3,546	43,785
Harvey Norman Holdings Ltd.	4,709	12,074
Iluka Resources Ltd.	12,010	78,340
Incitec Pivot Ltd.	17,331	39,884
Insignia Financial Ltd.	14,826	27,628
JB Hi-Fi Ltd.	645	17,155
Macquarie Group Ltd.	2,693	306,614
Medibank Pvt Ltd.	97,441	219,162
Metcash Ltd.	8,431	24,713
Origin Energy Ltd.	15,242	60,504
Perpetual Ltd.	785	15,670
QBE Insurance Group Ltd.	6,482	54,467
REA Group Ltd.	5,160	398,459
Scentre Group	15,613	28,034
South32 Ltd.	61,490	166,619
Stockland	25,424	63,478
Telstra Corp. Ltd.	137,286	365,150
Wesfarmers Ltd.	4,210	121,770
Westpac Banking Corp.	28,498	384,407
Woodside Energy Group Ltd.	22,496	494,429

		8,046,559

Austria — 0.0%
ams-OSRAM AG(a)	3,837	34,713
ANDRITZ AG	968	39,075
Erste Group Bank AG	1	25
OMV AG	397	18,671

		92,484

Belgium — 0.1%
Ackermans & van Haaren NV	97	14,512
Anheuser-Busch InBev SA	1,176	63,330
Groupe Bruxelles Lambert SA	594	49,795
KBC Group NV	286	16,090
Solvay SA	3,474	283,013
Warehouses De Pauw CVA	413	13,032

		439,772

Brazil — 0.3%
Ambev SA	160,624	411,270
B3 SA - Brasil Bolsa Balcao	95,640	200,291
CPFL Energia SA	12,233	72,181
EDP - Energias do Brasil SA	5,803	22,742
Energisa SA	6,384	49,221
Engie Brasil Energia SA	2,266	17,882
Marfrig Global Foods SA	31,156	72,094
Minerva SA	9,765	24,760
Porto Seguro SA	9,178	31,146
Qualicorp Consultoria e Corretora de Seguros SA	5,785	12,325
Sendas Distribuidora SA	3,000	8,180

Security	Shares	Value

Brazil (continued)
StoneCo Ltd., Class A(a)	3,815	$29,376
Ultrapar Participacoes SA	42,365	99,650
XP, Inc., Class A(a)	760	13,650

		1,064,768

Canada — 4.4%
Alimentation Couche-Tard, Inc.	11,648	454,355
AltaGas Ltd.	936	19,750
Aritzia, Inc.(a)	652	17,652
Atco Ltd., Class I	2,707	92,743
Bank of Nova Scotia	2,445	144,702
BCE, Inc.	19,300	948,657
BRP, Inc.	770	47,389
Canada Goose Holdings, Inc.(a)(b)	7,813	140,712
Canadian National Railway Co.	10,514	1,182,662
Canadian Natural Resources Ltd.	40,643	2,184,025
Canadian Utilities Ltd., Class A	2,740	81,719
Cenovus Energy, Inc.	17,948	341,475
Colliers International Group, Inc.	189	20,708
Crescent Point Energy Corp.	177,140	1,259,191
Dollarama, Inc.	845	48,657
Element Fleet Management Corp.	3,770	39,305
Emera, Inc.	3,345	156,699
Enbridge, Inc.	44,577	1,882,540
Enerplus Corp.	1,991	26,311
Fairfax Financial Holdings Ltd.	646	342,322
FirstService Corp.	3,494	423,829
Franco-Nevada Corp.	5,895	775,436
George Weston Ltd.	893	104,320
Great-West Lifeco, Inc.	24,554	599,543
Hydro One Ltd.(c)	4,552	122,393
IGM Financial, Inc.	991	26,561
Imperial Oil Ltd.	6,463	304,673
Intact Financial Corp.	2,823	398,185
Manulife Financial Corp.	54,576	946,346
Methanex Corp.	352	13,446
Nutrien Ltd.	1,596	127,102
Onex Corp.	5,717	284,695
Parex Resources, Inc.	1,973	33,415
Pembina Pipeline Corp.	6,307	222,940
Stantec, Inc.	3,224	141,238
Suncor Energy, Inc.	29,179	1,023,713
Teck Resources Ltd., Class B(a)	11,572	353,849
TMX Group Ltd.	210	21,372
Tourmaline Oil Corp.	1,367	71,079
West Fraser Timber Co. Ltd.	871	66,834
Wheaton Precious Metals Corp.	38,683	1,393,814

		16,886,357

China — 4.4%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	8,100	25,796
3SBio, Inc.(c)	35,500	28,287
Alibaba Group Holding Ltd.(a)	79,300	1,131,245
Aluminum Corp. of China Ltd., Class A(a)	111,500	79,170
Aluminum Corp. of China Ltd., Class H	26,000	9,774
Angang Steel Co. Ltd., Class H	30,000	11,231
Anta Sports Products Ltd.	6,200	76,300
Asymchem Laboratories Tianjin Co. Ltd., Class A	1,200	51,805
Autohome, Inc., ADR	942	37,049

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
BAIC Motor Corp. Ltd., Class H(c)	81,000	$26,974
Baidu, Inc., Class A(a)	70,680	1,338,905
BeiGene Ltd.(a)	900	11,433
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	7,940	184,349
BGI Genomics Co. Ltd., Class A	6,600	70,760
Bloomage Biotechnology Corp. Ltd., Class A	1,394	29,733
BOC Hong Kong Holdings Ltd.	184,500	732,645
BYD Co. Ltd., Class A	31,971	1,597,891
BYD Co. Ltd., Class H	18,500	745,725
China Longyuan Power Group Corp. Ltd., Class H	32,000	62,015
China Merchants Bank Co. Ltd., Class H	3,500	23,640
China Petroleum & Chemical Corp., Class H	38,000	17,123
China Suntien Green Energy Corp. Ltd., Class H	56,000	28,525
Chongqing Zhifei Biological Products Co. Ltd., Class A	4,200	69,772
CMOC Group Ltd., Class H	30,000	16,752
Contemporary Amperex Technology Co. Ltd., Class A	13,700	1,097,826
COSCO SHIPPING Holdings Co. Ltd., Class H	85,000	119,310
CSPC Pharmaceutical Group Ltd.	138,080	138,014
Dali Foods Group Co. Ltd.(c)	89,000	47,337
Dongyue Group Ltd.	17,000	21,326
Eve Energy Co. Ltd., Class A	5,000	73,265
Ganfeng Lithium Co. Ltd., Class A	1,200	26,764
Ganfeng Lithium Co. Ltd., Class H(c)	5,400	59,517
Geely Automobile Holdings Ltd.	25,000	57,259
Gigadevice Semiconductor Beijing, Inc., Class A	1,300	27,764
GoerTek, Inc., Class A	17,100	85,915
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	1,800	22,209
Guangzhou Tinci Materials Technology Co. Ltd., Class A	7,200	66,908
Hithink RoyalFlush Information Network Co. Ltd., Class A	22,800	328,607
Huadian Power International Corp. Ltd., Class H, Class H	120,000	43,716
Imeik Technology Development Co. Ltd., Class A	2,300	206,734
Innovent Biologics, Inc.(a)(c)	6,500	29,081
JD Logistics, Inc.(a)(c)	4,900	10,737
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	900	24,688
KE Holdings, Inc., ADR(a)	4,267	76,593
Kingdee International Software Group Co. Ltd.(a)	10,000	23,560
Kuaishou Technology(a)(c)	1,600	17,982
Kweichow Moutai Co. Ltd., Class A	800	244,746
Lenovo Group Ltd.	202,000	189,821
Li Ning Co. Ltd.	15,000	139,666
Logan Group Co. Ltd.(d)	52,000	13,724
Luzhou Laojiao Co. Ltd., Class A	1,000	36,919
Meituan, Class B(a)(c)	9,800	244,552
Metallurgical Corp. of China Ltd., Class H	94,000	22,588
NAURA Technology Group Co. Ltd., Class A	2,900	120,578
NavInfo Co. Ltd., Class A	7,000	15,782
NetEase, Inc.	19,710	371,326
NXP Semiconductors NV	2,552	377,773
PetroChina Co. Ltd., Class A	59,900	47,234
PetroChina Co. Ltd., Class H	106,000	49,715
Pharmaron Beijing Co. Ltd., Class A	4,950	70,470
Ping An Insurance Group Co. of China Ltd., Class H	79,000	543,776
Postal Savings Bank of China Co. Ltd., Class H(c)	179,000	142,648
SF Holding Co. Ltd., Class A	2,300	19,214
SG Micro Corp., Class A	3,600	98,306
Shandong Nanshan Aluminum Co. Ltd., Class A	102,000	56,324

Security	Shares	Value

China (continued)
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	7,264	$81,773
Shanghai Junshi Biosciences Co. Ltd., Class H(a)(c)	2,000	10,761
Shanghai Putailai New Energy Technology Co. Ltd., Class A	2,800	35,484
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	2,179	105,977
Shenzhen Capchem Technology Co. Ltd., Class A	15,414	121,430
Shenzhen Inovance Technology Co. Ltd., Class A	11,900	117,430
Shenzhen Kangtai Biological Products Co. Ltd., Class A	13,440	90,919
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	11,402	534,783
Shui On Land Ltd.	75,000	10,156
Sinotruk Hong Kong Ltd.	26,000	36,593
StarPower Semiconductor Ltd.	1,900	109,835
Sunac China Holdings Ltd.(d)	171,000	88,025
Sunwoda Electronic Co. Ltd., Class A	15,700	74,429
Tencent Holdings Ltd.	35,100	1,588,806
Uni-President China Holdings Ltd.	42,000	36,116
Vipshop Holdings Ltd., ADR(a)	31,130	307,876
WuXi AppTec Co. Ltd., Class A	6,100	95,020
WuXi AppTec Co. Ltd., Class H(c)	23,616	315,934
Wuxi Biologics Cayman, Inc.(a)(c)	37,500	347,453
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	9,600	90,811
Yadea Group Holdings Ltd.(c)	64,000	125,518
Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	1,400	45,520
Yunnan Energy New Material Co. Ltd., Class A	2,700	101,251
Zijin Mining Group Co. Ltd., Class A	225,000	313,613
Zijin Mining Group Co. Ltd., Class H	172,000	209,305

		16,811,991

Colombia — 0.0%
Tecnoglass, Inc.	825	14,479

Denmark — 1.1%
AP Moller - Maersk A/S, Class A	129	299,403
AP Moller - Maersk A/S, Class B	466	1,093,981
Carlsberg A/S, Class B	675	86,267
Danske Bank A/S	1,075	15,300
Genmab A/S(a)	1,053	341,640
Novo Nordisk A/S, Class B	20,486	2,271,945

		4,108,536

Finland — 0.7%
Kone OYJ, Class B	1,544	73,796
Nokia OYJ	458,848	2,126,782
Nordea Bank Abp	57,187	505,162
Outokumpu OYJ	4,680	19,533

		2,725,273

France — 2.6%
Atos SE(a)	775	10,507
AXA SA	13,661	312,038
Electricite de France SA	18,137	148,975
Engie SA	136,883	1,584,963
Hermes International	901	1,014,010
Kering SA	984	509,935
Legrand SA	8,011	594,805
L’Oreal SA	8,618	2,992,216
LVMH Moet Hennessy Louis Vuitton SE	740	453,529
Pernod Ricard SA	3,549	656,120
Remy Cointreau SA	142	24,916
Rexel SA	33,801	522,293
Rubis SCA	6,716	157,959

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) June 30, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Sartorius Stedim Biotech	70	$22,086
Societe Generale SA	24,669	545,424
SPIE SA	5	109
Teleperformance	429	132,468
Valeo	8,781	171,106

		9,853,459

Germany — 3.1%
Allianz SE, Registered Shares	11,070	2,122,231
BASF SE	6,505	284,608
Bayer AG, Registered Shares	12,371	738,751
Bayerische Motoren Werke AG	22,856	1,771,811
Commerzbank AG(a)	12,591	89,335
Deutsche Bank AG, Registered Shares	57,656	506,664
DWS Group GmbH & Co. KGaA(c)	361	9,517
E.ON SE	17,913	150,883
Evonik Industries AG	9,044	193,959
Fielmann AG	1,057	52,802
Freenet AG	10,679	266,315
Fresenius SE & Co. KGaA	794	24,147
Hochtief AG	370	18,139
HUGO BOSS AG	1,836	97,223
Infineon Technologies AG	3,490	84,896
Jenoptik AG	4	90
K&S AG	2,163	52,643
Mercedes-Benz Group AG, Registered Shares	33,391	1,939,293
Merck KGaA	220	37,317
Nemetschek SE	245	14,905
Rheinmetall AG	1,145	264,226
RWE AG	702	25,964
Scout24 SE(c)	3,948	203,383
Siemens AG, Registered Shares	24,366	2,504,739
Telefonica Deutschland Holding AG	68,748	198,249
TUI AG(a)	7	11
Volkswagen AG	295	53,951
Wacker Chemie AG	690	100,065

		11,806,117

Hong Kong — 0.8%
AIA Group Ltd.	175,800	1,920,890
ASM Pacific Technology Ltd.	1,400	11,916
Kerry Properties Ltd.	7,500	20,856
Link REIT	69,300	566,275
Orient Overseas International Ltd.	1,500	39,965
Swire Pacific Ltd., Class A	10,000	59,723
Swire Properties Ltd.	85,000	211,619
Techtronic Industries Co. Ltd.	20,500	214,064
Towngas Smart Energy Co. Ltd.	27,000	14,398
Yuexiu Property Co. Ltd.	23,600	30,326

		3,090,032

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	78,464	606,954
OTP Bank Nyrt	8,499	190,681

		797,635

India — 0.6%
Asian Paints Ltd.	5,276	180,628
City Union Bank Ltd.	6,503	10,987
HDFC Bank Ltd.	26,984	462,212
HDFC Life Insurance Co. Ltd.(c)	23,632	165,004
Housing Development Finance Corp. Ltd.	9,981	276,141
ICICI Prudential Life Insurance Co. Ltd.(c)	8,461	52,573

Security	Shares	Value

India (continued)
IndusInd Bank Ltd.	5,044	$51,033
Kotak Mahindra Bank Ltd.	28,527	603,339
L&T Finance Holdings Ltd.(a)	21,198	18,227
PVR Ltd.(a)	669	15,813
Reliance Industries Ltd.	1,965	64,883
SBI Life Insurance Co. Ltd.(c)	22,819	313,377
Titan Co. Ltd.	1,474	36,332
TVS Motor Co. Ltd.	4,578	49,010

		2,299,559

Indonesia — 0.0%
Perusahaan Gas Negara Tbk PT	139,800	14,946

Ireland — 1.6%
Accenture PLC, Class A	3,916	1,087,277
Alkermes PLC(a)	2,496	74,356
CRH PLC	1,955	67,370
Experian PLC	26,776	786,165
Flutter Entertainment PLC(a)	1,497	151,285
James Hardie Industries PLC	13,598	297,699
Kingspan Group PLC	3,870	232,707
Medtronic PLC	36,070	3,237,283

		5,934,142

Israel — 0.9%
Bank Hapoalim BM	62,072	521,233
Bank Leumi Le-Israel BM	10,098	90,337
Bezeq The Israeli Telecommunication Corp. Ltd.	10,019	15,617
Check Point Software Technologies Ltd.(a)	12,094	1,472,807
Israel Discount Bank Ltd., Class A	34,132	178,730
Nice Ltd.(a)	347	66,960
Teva Pharmaceutical Industries Ltd.(a)	22,246	168,400
Teva Pharmaceutical Industries Ltd., ADR(a)	115,989	872,237
Tower Semiconductor Ltd.(a)	4,355	203,134

		3,589,455

Italy — 0.5%
Banca Generali SpA	471	13,335
Banca Mediolanum SpA	7,315	48,262
Banco BPM SpA	8,324	23,762
BPER Banca	58,466	96,371
Buzzi Unicem SpA	911	14,954
Enel SpA	163,782	898,217
Eni SpA	3,624	42,983
Intesa Sanpaolo SpA	32,530	60,879
Leonardo SpA	9,277	94,123
Mediobanca Banca di Credito Finanziario SpA	7,046	61,107
Moncler SpA	1,337	57,606
Snam SpA	5,037	26,426
Telecom Italia SpA(a)	65,840	17,264
UniCredit SpA	22,479	214,817
Unipol Gruppo SpA	10,577	48,178

		1,718,284

Japan — 4.0%
Ajinomoto Co., Inc.	2,600	63,403
Alps Alpine Co. Ltd.	24,100	244,891
Amada Co. Ltd.	39,200	288,994
Asahi Kasei Corp.	23,700	180,295
Astellas Pharma, Inc.	3,100	48,365
Calbee, Inc.	2,300	46,354
Canon, Inc.	2,700	61,186
Casio Computer Co. Ltd.	1,300	12,063
Chugai Pharmaceutical Co. Ltd.	8,300	212,318

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daifuku Co. Ltd.	1,100	$62,953
Daiichi Sankyo Co. Ltd.	900	22,889
Daiwa House Industry Co. Ltd.	2,200	51,451
Eisai Co. Ltd.	1,000	42,280
Fuji Media Holdings, Inc.	4,200	35,573
Honda Motor Co. Ltd.	6,800	163,955
Hoya Corp.	6,500	556,289
ITOCHU Corp.	10,000	269,780
Japan Tobacco, Inc.	181,900	3,152,104
JGC Holdings Corp.	2,200	28,258
Kao Corp.	5,200	210,857
KDDI Corp.	1,800	56,762
Kuraray Co. Ltd.	2,200	17,749
Kyushu Electric Power Co., Inc.	2,600	16,717
Lawson, Inc.	2,200	73,217
Lintec Corp.	700	11,870
Mitsubishi Corp.	9,800	291,856
Mitsui & Co. Ltd.	26,000	571,338
Mitsui Fudosan Co. Ltd.	800	17,188
Murata Manufacturing Co. Ltd.	3,300	179,610
Nikon Corp.	34,400	396,694
Nippon Shokubai Co. Ltd.	300	11,595
Nippon Telegraph & Telephone Corp.	18,400	528,690
Nippon Television Holdings, Inc.	2,800	24,915
Nitto Denko Corp.	1,100	71,146
Olympus Corp.	6,300	127,671
Omron Corp.	4,500	229,035
Otsuka Holdings Co. Ltd.	700	24,988
Recruit Holdings Co. Ltd.	38,900	1,145,622
Ricoh Co. Ltd.	53,400	416,902
Rohm Co. Ltd.	400	28,040
Santen Pharmaceutical Co. Ltd.	2,000	15,778
Sega Sammy Holdings, Inc.	1,200	19,275
Sekisui House Ltd.	5,500	96,554
Shin-Etsu Chemical Co. Ltd.	1,300	146,134
SoftBank Corp.	19,500	216,499
SoftBank Group Corp.	8,200	317,820
Subaru Corp.	1,100	19,457
Sumitomo Chemical Co. Ltd.	381,400	1,492,683
Sumitomo Corp.	20,800	282,744
Sumitomo Mitsui Financial Group, Inc.	2,200	65,395
Sundrug Co. Ltd.	600	13,418
Suntory Beverage & Food Ltd.	1,800	67,973
Takeda Pharmaceutical Co. Ltd.	1,300	36,515
Teijin Ltd.	7,200	74,963
Terumo Corp.	10,200	308,561
Tokio Marine Holdings, Inc.	300	17,494
Tokyo Electron Ltd.	4,900	1,599,327
Toshiba Corp.	2,600	105,639
Tsuruha Holdings, Inc.	500	27,207
Unicharm Corp.	3,200	107,383
Yamada Holdings Co. Ltd.	35,400	127,304
Yokohama Rubber Co. Ltd.	1,400	18,978

		15,172,964

Luxembourg — 0.2%
ArcelorMittal SA	21,224	475,956

Security	Shares	Value

Luxembourg (continued)
RTL Group SA(a)	2,957	$123,858
SES SA	17	149

		599,963

Malaysia — 0.7%
Capital A Bhd(a)	155,600	21,573
CIMB Group Holdings Bhd	268,500	302,149
Hartalega Holdings Bhd	18,100	12,566
Hong Leong Bank Bhd	3,200	14,869
Inari Amertron Bhd	15,900	9,557
Malayan Banking Bhd	210,000	409,280
Press Metal Aluminium Holdings Bhd	138,800	150,162
Public Bank Bhd	1,258,400	1,248,288
QL Resources Bhd	18,750	22,122
RHB Bank Bhd	11,900	15,472
Supermax Corp. Bhd	151,412	30,101
Telekom Malaysia Bhd	92,200	109,891
Tenaga Nasional Bhd	152,500	276,092

		2,622,122

Mexico — 0.0%
Fomento Economico Mexicano SAB de CV	7,365	49,721
Grupo Financiero Banorte SAB de CV, Class O	16,826	93,855
Orbia Advance Corp. SAB de CV	12,300	28,784

		172,360

Netherlands — 1.8%
Aalberts NV	404	15,688
ASML Holding NV	7,697	3,636,355
ASR Nederland NV	2,174	87,649
Heineken NV	7,800	709,968
IMCD NV	1,252	171,192
OCI NV	1,212	39,869
Randstad NV	19,798	956,845
Signify NV(c)	9,435	311,263
Stellantis NV	4,024	49,957
Wereldhave NV	1	15
Wolters Kluwer NV	8,473	821,186

		6,799,987

New Zealand — 0.0%
Fisher & Paykel Healthcare Corp. Ltd.	2,638	32,863

Norway — 0.9%
Equinor ASA	92,625	3,227,554
Mowi ASA	2,534	57,946
Telenor ASA	6,230	83,253

		3,368,753

Poland — 0.0%
PGE Polska Grupa Energetyczna SA(a)	9,153	21,854

Portugal — 0.1%
EDP - Energias de Portugal SA	10,201	47,540
Jeronimo Martins SGPS SA	14,524	314,856

		362,396

Russia(d) — 0.0%
Alrosa PJSC(a)	18,331	3
Gazprom PJSC	16,740	3
LUKOIL PJSC	2,916	1
MMC Norilsk Nickel PJSC	433	—
Mobile TeleSystems PJSC, ADR	1,880	19

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) June 30, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Novatek PJSC, GDR, Registered Shares(e)	545	$5
Tatneft PJSC	9,355	2

		33

Saudi Arabia — 0.6%
ACWA Power Co.(a)	608	24,256
Al Rajhi Bank	38,032	837,899
Riyad Bank	2,736	23,477
Saudi Arabian Mining Co.(a)	5,274	70,390
Saudi Arabian Oil Co.(c)	99,003	1,023,206
Saudi National Bank	9,230	162,470
Saudi Telecom Co.	2,705	70,144

		2,211,842

Singapore — 0.1%
City Developments Ltd.	2,400	14,097
Jardine Cycle & Carriage Ltd.	17,500	356,713
JOYY, Inc., ADR	732	21,858
United Overseas Bank Ltd.	8,600	162,472

		555,140

South Africa — 0.4%
AngloGold Ashanti Ltd.	737	10,882
Bidvest Group Ltd.	1,879	24,207
Capitec Bank Holdings Ltd.	266	32,601
FirstRand Ltd.	28,024	107,848
Foschini Group Ltd.	13,817	103,614
Impala Platinum Holdings Ltd.	2,045	22,688
MTN Group Ltd.	5,261	42,812
Naspers Ltd., N Shares	8,037	1,174,097
Pepkor Holdings Ltd.(c)	19,777	23,243
Sibanye Stillwater Ltd.	14,776	36,696
Standard Bank Group Ltd.	6,217	59,315
Woolworths Holdings Ltd.	19,971	66,596

		1,704,599

South Korea — 1.0%
AfreecaTV Co. Ltd.	229	14,222
Celltrion, Inc.	677	93,461
Coupang, Inc.(a)	2,226	28,382
DB HiTek Co. Ltd.	704	27,271
Dongkuk Steel Mill Co. Ltd.	1,114	11,059
Hugel, Inc.(a)	97	7,866
Hyundai Mobis Co. Ltd.	378	58,264
Hyundai Motor Co.	301	42,064
Kakao Corp.	4,303	233,158
Kolon Industries, Inc.	207	8,368
Korea Gas Corp.	1,510	46,161
KT Corp.	2,538	71,364
LG Chem Ltd.	2,238	889,117
Mando Corp.	468	17,190
NAVER Corp.	4,159	775,764
POSCO Holdings, Inc.	901	160,682
Samsung C&T Corp.	173	16,470
Samsung Electronics Co. Ltd.	20,679	912,096
Samsung Engineering Co. Ltd.(a)	2,378	39,524
Samsung SDI Co. Ltd.	69	28,455
SillaJen, Inc.(a)(d)	770	3,947
SK Hynix, Inc.	1,130	79,794

Security	Shares	Value

South Korea (continued)
SK Innovation Co. Ltd.(a)	1,601	$237,680
S-Oil Corp.	705	56,191

		3,858,550

Spain — 0.2%
Acciona SA	147	27,086
Banco Santander SA	83,011	234,872
Industria de Diseno Textil SA	23,649	537,435
Merlin Properties Socimi SA	1,492	14,449

		813,842

Sweden — 0.7%
Assa Abloy AB, Class B	13,383	285,594
Atlas Copco AB, A Shares	71,884	672,837
Castellum AB	5	64
Elekta AB, B Shares	12,107	83,907
Intrum AB	6	115
Investor AB, B Shares	1,027	16,937
Pandox AB(a)	6	68
Saab AB, Class B	12,172	503,341
Telefonaktiebolaget LM Ericsson, B Shares	115,169	860,199
Trelleborg AB, B Shares	14,448	292,320

		2,715,382

Switzerland — 1.2%
ABB Ltd., Registered Shares	4,132	110,813
Belimo Holding AG	35	12,323
Cie Financiere Richemont SA, Class A, Registered Shares	5,736	616,982
Dufry AG(a)	352	11,422
Flughafen Zurich AG(a)	134	20,304
Givaudan SA, Registered Shares	4	14,099
Julius Baer Group Ltd.	458	21,247
Nestle SA, Registered Shares	11,896	1,390,317
Novartis AG, Registered Shares	2,970	251,798
Roche Holding AG	993	335,069
Sika AG, Registered Shares	3,621	835,861
Straumann Holding AG, Registered Shares	1,051	126,610
Swatch Group AG	1,022	242,764
TE Connectivity Ltd.	1,981	224,150
UBS Group AG, Registered Shares	24,391	394,323
VAT Group AG(c)	134	32,047

		4,640,129

Taiwan — 2.3%
ASE Technology Holding Co. Ltd.	26,000	66,963
ASPEED Technology, Inc.	1,100	70,606
Cathay Financial Holding Co. Ltd.	62,595	107,186
CTBC Financial Holding Co. Ltd.	483,000	408,546
Delta Electronics, Inc.	54,000	402,638
Eva Airways Corp.(a)	270,000	288,084
Evergreen Marine Corp. Taiwan Ltd.	16,000	45,476
Faraday Technology Corp.	41,000	263,951
Global Unichip Corp.	2,000	32,438
Hiwin Technologies Corp.	3,000	24,109
Kinsus Interconnect Technology Corp.	5,000	24,080
Largan Precision Co. Ltd.	1,000	58,113
MediaTek, Inc.	58,000	1,273,169
momo.com, Inc.	1,560	33,562
Nan Ya Printed Circuit Board Corp.	4,000	35,186
Nanya Technology Corp.	45,000	74,892

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Novatek Microelectronics Corp.	8,000	$81,393
Parade Technologies Ltd.	3,000	116,792
Realtek Semiconductor Corp.	23,000	281,302
Taiwan Semiconductor Manufacturing Co. Ltd.	258,000	4,134,797
Tung Ho Steel Enterprise Corp.	14,500	25,315
Unimicron Technology Corp.	14,000	74,926
Uni-President Enterprises Corp.	251,000	565,932
United Microelectronics Corp.	18,000	24,060
Vanguard International Semiconductor Corp.	4,000	10,406
Visual Photonics Epitaxy Co. Ltd.	7,000	16,970
Wisdom Marine Lines Co. Ltd.	28,000	61,140

		8,602,032

Thailand — 0.0%
Energy Absolute PCL, NVDR	33,400	77,086
JMT Network Services PCL	26,100	54,144
Precious Shipping PCL, NVDR	34,100	17,822

		149,052

Turkey — 0.1%
Arcelik A/S	8,421	36,655
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D	143,020	96,914
KOC Holding A/S	15,484	34,189
Koza Altin Isletmeleri A/S(a)	987	10,034
Migros Ticaret A/S(a)	4,570	13,142
Petkim Petrokimya Holding A/S(a)	49,736	26,194
Sok Marketler Ticaret A/S	15,986	11,003
Turk Telekomunikasyon A/S	23,910	12,613
Turkcell Iletisim Hizmetleri A/S	240,065	234,201
Turkiye Petrol Rafinerileri A/S(a)	3,558	56,086

		531,031

United Kingdom — 3.2%
Anglo American PLC	23,239	832,529
Aviva PLC	26,723	130,896
Babcock International Group PLC(a)	5	19
Bellway PLC	471	12,384
BP PLC, ADR	371,049	1,742,259
British American Tobacco PLC	93,720	4,017,238
Centrica PLC(a)	135,719	132,535
CK Hutchison Holdings Ltd.	8,000	54,272
Direct Line Insurance Group PLC	23,450	71,978
Dunelm Group PLC	8	80
HomeServe PLC	13,142	187,494
IG Group Holdings PLC	7,079	59,747
Imperial Brands PLC	4,162	93,178
ITV PLC	22,816	18,220
J Sainsbury PLC	11,813	29,398
Janus Henderson Group PLC	1,879	44,175
Johnson Matthey PLC	7,280	171,667
Kingfisher PLC	95,442	285,227
Linde PLC(a)	10,958	3,150,754
Lloyds Banking Group PLC	255,326	131,367
Phoenix Group Holdings PLC	4,714	33,962
RELX PLC	5,763	156,473
Rentokil Initial PLC	31,202	180,877
Rightmove PLC	81,966	568,011
Smiths Group PLC	4,091	69,960
WPP PLC	14,618	147,660

		12,322,360

Security	Shares	Value

United States — 56.4%
Abbott Laboratories	24,330	$2,643,455
AbbVie, Inc.	10,690	1,637,280
Adobe, Inc.(a)	5,483	2,007,107
Advance Auto Parts, Inc.	77	13,328
Aflac, Inc.	314	17,373
Agilent Technologies, Inc.	25,602	3,040,750
Alphabet, Inc., Class A(a)	2,734	5,958,097
Alphabet, Inc., Class C(a)	2,647	5,790,180
Altria Group, Inc.	69,194	2,890,233
Amazon.com, Inc.(a)	42,342	4,497,144
Ameren Corp.	651	58,824
American Express Co.	7,446	1,032,165
American Homes 4 Rent, Class A	8,353	296,030
American Tower Corp.	615	157,188
Ameriprise Financial, Inc.	1,546	367,453
Amgen, Inc.	4,524	1,100,689
Amphenol Corp., Class A	1,355	87,235
APA Corp.	5,434	189,647
Apple, Inc.	124,784	17,060,469
Applied Materials, Inc.	12,628	1,148,895
AT&T, Inc.	63,428	1,329,451
Atmos Energy Corp.	492	55,153
Automatic Data Processing, Inc.	112	23,524
AutoNation, Inc.(a)	290	32,410
AutoZone, Inc.(a)	5	10,746
AvalonBay Communities, Inc.	937	182,012
Bank of America Corp.	132,842	4,135,371
Bank of New York Mellon Corp.	16,933	706,275
Berkshire Hathaway, Inc., Class B(a)	4,197	1,145,865
Biogen, Inc.(a)	1,893	386,058
BioMarin Pharmaceutical, Inc.(a)	3,360	278,443
Black Hills Corp.	765	55,669
Boeing Co.(a)	11,364	1,553,686
Booking Holdings, Inc.(a)	597	1,044,147
Booz Allen Hamilton Holding Corp.	2,343	211,714
Boston Scientific Corp.(a)	36,807	1,371,797
Brighthouse Financial, Inc.(a)	6,277	257,483
Bristol-Myers Squibb Co.	13,217	1,017,709
Brixmor Property Group, Inc.	749	15,137
Brown-Forman Corp., Class B	4,584	321,613
Builders FirstSource, Inc.(a)	309	16,593
Cadence Design Systems, Inc.(a)	2,498	374,775
Capital One Financial Corp.	10,466	1,090,453
CBRE Group, Inc., Class A(a)	4,489	330,435
Charles Schwab Corp.	13,031	823,299
Chevron Corp.	7,030	1,017,803
Ciena Corp.(a)	455	20,794
Cigna Corp.	8,845	2,330,834
Cisco Systems, Inc.	13,134	560,034
Citigroup, Inc.	14,486	666,211
CMS Energy Corp.	3,012	203,310
Coca-Cola Co.	9,305	585,378
Cognizant Technology Solutions Corp., Class A	10,664	719,713
Colgate-Palmolive Co.	1,288	103,220
Comcast Corp., Class A	69,667	2,733,733
Costco Wholesale Corp.	5,525	2,648,022
Crown Castle International Corp.	10,087	1,698,449
CubeSmart	6,406	273,664
CVS Health Corp.	1,611	149,275
Danaher Corp.	5,646	1,431,374
Devon Energy Corp.	5,630	310,269

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) June 30, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Dick’s Sporting Goods, Inc.	619	$46,654
Discover Financial Services	4,582	433,366
Dominion Energy, Inc.	6,347	506,554
DTE Energy Co.	14,334	1,816,835
DuPont de Nemours, Inc.	5,862	325,810
DXC Technology Co.(a)	634	19,217
East West Bancorp, Inc.	1,211	78,473
Eaton Corp. PLC	884	111,375
eBay, Inc.	1,801	75,048
Ecolab, Inc.	485	74,574
Edison International	1,006	63,619
Edwards Lifesciences Corp.(a)	4,047	384,829
Electronic Arts, Inc.	171	20,802
Elevance Health, Inc.	679	327,672
Eli Lilly & Co.	6,954	2,254,695
Entergy Corp.	11,234	1,265,398
EOG Resources, Inc.	17,229	1,902,771
EPAM Systems, Inc.(a)	385	113,490
Equinix, Inc.	77	50,591
Equitable Holdings, Inc.	875	22,811
Equity Residential	12,225	882,890
Estee Lauder Cos., Inc., Class A	1,568	399,323
Exelixis, Inc.(a)	1,638	34,103
Expedia Group, Inc.(a)	2,392	226,833
Expeditors International of Washington, Inc.	2,693	262,460
Exxon Mobil Corp.	48,353	4,140,951
Fidelity National Information Services, Inc.	3,144	288,211
Flex Ltd.(a)	1,834	26,538
Fox Corp., Class A	4,857	156,201
Garmin Ltd.	1,692	166,239
Gartner, Inc.(a)	3,783	914,843
General Dynamics Corp.	18,088	4,001,970
General Electric Co.	8,993	572,584
General Motors Co.(a)	5,548	176,205
Genpact Ltd.	511	21,646
Gilead Sciences, Inc.	11,473	709,146
Global Payments, Inc.	2,047	226,480
Halliburton Co.	1,465	45,942
Harley-Davidson, Inc.	625	19,788
Hartford Financial Services Group, Inc.	5,008	327,673
HEICO Corp., Class A	510	53,744
Hewlett Packard Enterprise Co.	58,831	780,099
Highwoods Properties, Inc.	417	14,257
Hologic, Inc.(a)	1,916	132,779
Home Depot, Inc.	7,957	2,182,366
Honeywell International, Inc.	15,165	2,635,829
HP, Inc.	12,912	423,255
IDACORP, Inc.	114	12,075
IDEXX Laboratories, Inc.(a)	2,201	771,957
Incyte Corp.(a)	489	37,149
Intel Corp.	116,771	4,368,403
International Game Technology PLC	1,362	25,279
Intuit, Inc.	2,629	1,013,322
Invesco Ltd.	7,698	124,169
Invitation Homes, Inc.	2,988	106,313
Jefferies Financial Group, Inc.	665	18,367
Johnson & Johnson	34,835	6,183,561
Jones Lang LaSalle, Inc.(a)	164	28,677
JPMorgan Chase & Co.	49,190	5,539,286
Juniper Networks, Inc.	6,534	186,219
Keysight Technologies, Inc.(a)	3,263	449,805

Security	Shares	Value

United States (continued)
KLA Corp.	386	$123,165
Lam Research Corp.	194	82,673
Lamar Advertising Co., Class A	164	14,427
Lennar Corp., Class A	5,154	363,718
Lincoln National Corp.	8,296	388,004
Lockheed Martin Corp.	5,860	2,519,566
Louisiana-Pacific Corp.	1,941	101,728
Lowe’s Cos., Inc.	6,973	1,217,974
LyondellBasell Industries NV, Class A	3,412	298,414
Macy’s, Inc.	1,526	27,956
Manhattan Associates, Inc.(a)	1,815	207,999
ManpowerGroup, Inc.	185	14,136
Marsh & McLennan Cos., Inc.	1,672	259,578
Mastercard, Inc., Class A	3,819	1,204,818
Merck & Co., Inc.	56,849	5,182,923
Meta Platforms, Inc., Class A(a)	19,376	3,124,380
MetLife, Inc.	60,155	3,777,132
Mettler-Toledo International, Inc.(a)	673	773,122
Microchip Technology, Inc.	744	43,212
Micron Technology, Inc.	1,978	109,344
Microsoft Corp.	61,064	15,683,067
Mid-America Apartment Communities, Inc.	810	141,483
Moderna, Inc.(a)	993	141,850
Mohawk Industries, Inc.(a)	453	56,213
Monolithic Power Systems, Inc.	2,383	915,167
Moody’s Corp.	1,040	282,849
Mosaic Co.	7,047	332,830
NetApp, Inc.	523	34,121
Nexstar Media Group, Inc., Class A	307	50,004
NextEra Energy, Inc.	4,408	341,444
Norfolk Southern Corp.	100	22,729
NVIDIA Corp.	12,001	1,819,232
OGE Energy Corp.	2,329	89,806
Old Dominion Freight Line, Inc.	333	85,341
Ovintiv, Inc.	1,101	48,703
Owens Corning	2,779	206,508
Palo Alto Networks, Inc.(a)	296	146,206
Paychex, Inc.	14,358	1,634,945
Paycom Software, Inc.(a)	216	60,506
PayPal Holdings, Inc.(a)	5,981	417,713
PepsiCo, Inc.	783	130,495
Pfizer, Inc.	50,255	2,634,870
Philip Morris International, Inc.	32,609	3,219,813
Phillips 66	2,310	189,397
PNC Financial Services Group, Inc.	4,608	727,004
PotlatchDeltic Corp.	2	88
Power Integrations, Inc.	242	18,152
Principal Financial Group, Inc.	1,229	82,085
Procter & Gamble Co.	460	66,143
Prologis, Inc.	6,759	795,196
Prudential Financial, Inc.	135	12,917
Public Service Enterprise Group, Inc.	8,076	511,049
PVH Corp.	487	27,710
Qualcomm, Inc.	9,586	1,224,516
Qualys, Inc.(a)	276	34,815
Ralph Lauren Corp., Class A	4,339	388,991
Raytheon Technologies Corp.	357	34,311
Regeneron Pharmaceuticals, Inc.(a)	407	240,590
Reliance Steel & Aluminum Co.	1,456	247,316
Salesforce, Inc.(a)	2,133	352,030
SBA Communications Corp.	1,956	626,018

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Schlumberger NV	31,195	$1,115,533
Semtech Corp.(a)	668	36,720
Service Corp. International	2,559	176,878
ServiceNow, Inc.(a)	2,645	1,257,750
Simon Property Group, Inc.	11,526	1,094,048
Sirius XM Holdings, Inc.(b)	144,875	888,084
SiteOne Landscape Supply, Inc.(a)	492	58,484
Snap-on, Inc.	4,849	955,398
Southern Co.	19,563	1,395,038
State Street Corp.	4,152	255,971
Stifel Financial Corp.	4,229	236,909
STORE Capital Corp.	880	22,950
Sun Communities, Inc.	215	34,262
Synchrony Financial	5,082	140,365
Tesla, Inc.(a)	2,563	1,725,975
Texas Instruments, Inc.	4,672	717,853
Textron, Inc.	2,514	153,530
Thermo Fisher Scientific, Inc.	236	128,214
Toll Brothers, Inc.	1,608	71,717
Travel & Leisure Co.	3,405	132,182
Travelers Cos., Inc.	9,707	1,641,745
Truist Financial Corp.	1,327	62,940
UDR, Inc.	1,473	67,817
Ulta Beauty, Inc.(a)	1,114	429,425
Union Pacific Corp.	9,167	1,955,138
United Parcel Service, Inc., Class B	9,183	1,676,265
United Rentals, Inc.(a)	927	225,178
United Therapeutics Corp.(a)	97	22,857
UnitedHealth Group, Inc.	4,254	2,184,982
Unum Group	761	25,889
Valero Energy Corp.	1,385	147,198
Vertex Pharmaceuticals, Inc.(a)	1,089	306,869
Viatris, Inc.	76,435	800,274
Visa, Inc., Class A	28,886	5,687,365
Vistra Corp.	5,805	132,644
Voya Financial, Inc.	14,017	834,432
Walt Disney Co.(a)	1,154	108,938
Waste Management, Inc.	126	19,275
Waters Corp.(a)	139	46,006
Wells Fargo & Co.	38,532	1,509,298
Western Digital Corp.(a)	1,568	70,293
Whirlpool Corp.	617	95,555
Wintrust Financial Corp.	469	37,590
Workday, Inc., Class A(a)	5,778	806,493
Zoetis, Inc., Class A	8,409	1,445,423

		215,643,206

Total Common Stocks — 97.3% (Cost: $376,878,988)		372,194,308

Preferred Securities

Preferred Stocks — 0.6%

Brazil — 0.2%
Banco Bradesco SA, Preference Shares	173,699	570,871
Gerdau SA, Preference Shares	1,514	6,466

		577,337

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares	228	16,262

Security	Shares		Value

Germany (continued)
Fuchs Petrolub SE, Preference Shares		2,117	$59,227
Porsche Automobil Holding SE, Preference Shares		220	14,632
Sartorius AG, Preference Shares		523	183,557
Volkswagen AG, Preference Shares		9,746	1,312,198

			1,585,876

Total Preferred Securities — 0.6% (Cost: $2,502,715)			2,163,213

Total Long-Term Investments — 97.9% (Cost: $379,381,703)			374,357,521

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33%(f)(g)		7,775,998	7,775,998
SL Liquidity Series, LLC, Money Market Series, 1.73%(f)(g)(h)		780,291	780,135

			8,556,133

	Par (000)

Time Deposits — 0.0%

Canada — 0.0%
Royal Bank of Canada, 0.00%, 07/01/22	CAD	28	22,061

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.00%, 07/03/22	HKD	8	1,022

Japan — 0.0%
Sumitomo Bank Tokyo, (0.25%), 07/01/22	JPY	4,523	33,335

Sweden — 0.0%
Brown Brothers Harriman & Co., (0.35%), 07/01/22	SEK	38	3,679

United States — 0.0%
Barclays, 0.83%, 07/01/22	USD	68	68,104

			128,201

Total Short-Term Securities — 2.3% (Cost: $8,684,414)			8,684,334

Total Investments — 100.2% (Cost: $388,066,117)			383,041,855

Liabilities in Excess of Other Assets — (0.2)%			(592,230)

Net Assets — 100.0%			$382,449,625

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) June 30, 2022	BlackRock Advantage Global Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$15,097,478	$—	$(7,321,480	)(a)	$—	$—	$7,775,998	7,775,998	$12,882		$—
SL Liquidity Series, LLC, Money Market Series	1,213,407	—	(432,257	)(a)	(930)	(85)	780,135	780,291	15,155	(b)	—

					$(930)	$(85)	$8,556,133		$28,037		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	23	09/16/22	$2,135	$(8,765)
MSCI Emerging Markets Index	18	09/16/22	902	4,676
S&P 500 E-Mini Index	24	09/16/22	4,547	(112,522)

				$(116,611)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,676	$—	$—	$—	$4,676

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$121,287	$—	$—	$—	$121,287

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,003,072)	$—	$—	$—	$(1,003,072)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(117,648)	$—	$—	$—	$(117,648)

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock Advantage Global Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,743,300

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks

Australia	$—	$8,046,559	$—	$8,046,559
Austria	—	92,484	—	92,484
Belgium	—	439,772	—	439,772
Brazil	1,064,768	—	—	1,064,768
Canada	16,886,357	—	—	16,886,357
China	881,064	15,829,178	101,749	16,811,991
Colombia	14,479	—	—	14,479
Denmark	—	4,108,536	—	4,108,536
Finland	—	2,725,273	—	2,725,273
France	—	9,853,459	—	9,853,459
Germany	—	11,806,117	—	11,806,117
Hong Kong	—	3,090,032	—	3,090,032
Hungary	—	797,635	—	797,635
India	—	2,299,559	—	2,299,559
Indonesia	—	14,946	—	14,946
Ireland	4,398,916	1,535,226	—	5,934,142
Israel	2,345,044	1,244,411	—	3,589,455
Italy	—	1,718,284	—	1,718,284
Japan	—	15,172,964	—	15,172,964
Luxembourg	—	599,963	—	599,963
Malaysia	34,688	2,587,434	—	2,622,122
Mexico	172,360	—	—	172,360
Netherlands	—	6,799,987	—	6,799,987
New Zealand	—	32,863	—	32,863
Norway	—	3,368,753	—	3,368,753
Poland	—	21,854	—	21,854
Portugal	—	362,396	—	362,396
Russia	—	—	33	33
Saudi Arabia	—	2,211,842	—	2,211,842
Singapore	21,858	533,282	—	555,140
South Africa	217,660	1,486,939	—	1,704,599
South Korea	28,382	3,826,221	3,947	3,858,550
Spain	—	813,842	—	813,842
Sweden	—	2,715,382	—	2,715,382
Switzerland	224,150	4,415,979	—	4,640,129
Taiwan	—	8,602,032	—	8,602,032
Thailand	25,691	123,361	—	149,052
Turkey	13,142	517,889	—	531,031
United Kingdom	3,382,423	8,939,937	—	12,322,360
United States	215,643,206	—	—	215,643,206
Preferred Securities
Preferred Stocks
Brazil	577,337	—	—	577,337
Germany	—	1,585,876	—	1,585,876

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) June 30, 2022	BlackRock Advantage Global Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$7,775,998	$—	$—	$7,775,998
Time Deposits	—	128,201	—	128,201

	$253,707,523	$128,448,468	$105,729	382,261,720

Investments Valued at NAV(a)				780,135

				$383,041,855

Derivative Financial Instruments(b)
Assets
Equity Contracts	$4,676	$—	$—	$4,676
Liabilities
Equity Contracts	(121,287)	—	—	(121,287)

	$(116,611)	$—	$—	$(116,611)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments June 30, 2022	BlackRock EuroFund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Belgium — 1.9%
Azelis Group NV	44,197	$967,083
KBC Group NV	12,212	687,059

		1,654,142

Denmark — 2.7%
DSV A/S	16,649	2,341,137

Finland — 2.3%
Metso Outotec OYJ	90,971	686,638
Neste OYJ	29,443	1,309,653

		1,996,291

France — 37.8%
Airbus SE	25,013	2,446,518
BNP Paribas SA	55,345	2,647,260
Dassault Systemes SE	25,027	927,022
Legrand SA	21,087	1,565,678
LVMH Moet Hennessy Louis Vuitton SE	12,271	7,520,621
Pernod Ricard SA	12,808	2,367,876
Sanofi	18,879	1,903,872
Sartorius Stedim Biotech	6,524	2,058,437
Schneider Electric SE	30,188	3,597,066
Teleperformance	8,261	2,550,865
TotalEnergies SE	54,226	2,854,292
Vinci SA	27,554	2,473,286

		32,912,793

Germany — 16.1%
Commerzbank AG(a)	102,973	730,607
CTS Eventim AG & Co. KGaA(a)	24,810	1,308,709
Merck KGaA	14,323	2,429,485
MTU Aero Engines AG	11,205	2,052,661
Puma SE	23,792	1,578,516
Rational AG	1,355	789,951
Siemens AG, Registered Shares	32,866	3,378,510
Symrise AG	16,551	1,805,138

		14,073,577

Ireland — 1.2%
Kingspan Group PLC	17,088	1,027,520

Italy — 6.5%
Ferrari NV	8,461	1,557,142
FinecoBank Banca Fineco SpA	138,140	1,657,205
Intesa Sanpaolo SpA	671,765	1,257,187
Moncler SpA	27,599	1,189,131

		5,660,665

Luxembourg — 0.8%
Majorel Group Luxembourg SA	25,860	691,050

Netherlands — 18.7%
Adyen NV(a)(b)	960	1,385,407
ASM International NV	8,367	2,081,770
ASML Holding NV	14,455	6,829,090

Security	Shares		Value

Netherlands (continued)
BE Semiconductor Industries NV		12,449	$594,865
IMCD NV		17,845	2,440,028
QIAGEN NV(a)		28,587	1,344,107
Universal Music Group NV		83,657	1,676,153

			16,351,420

Portugal — 1.8%
EDP - Energias de Portugal SA		337,620	1,573,421

Sweden — 1.0%
Beijer Ref AB		62,289	854,190

Switzerland — 3.0%
Sika AG, Registered Shares		3,132	722,982
STMicroelectronics NV		59,490	1,881,375

			2,604,357

United Kingdom — 5.0%
Allfunds Group PLC		97,121	746,453
Linde PLC(a)		9,090	2,615,195
RELX PLC		38,584	1,047,608

			4,409,256

Total Long-Term Investments — 98.8% (Cost: $80,007,759)			86,149,819

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33%(c)(d)		492,237	492,237
SL Liquidity Series, LLC, Money Market Series, 1.73%(c)(d)		2,813,819	2,813,256

			3,305,493

	Par (000)

Time Deposits — 0.4%

United States — 0.4%
Citibank, (0.79%), 07/01/22	EUR	307	321,547

Total Short-Term Securities — 4.2% (Cost: $3,627,321)			3,627,040

Total Investments — 103.0% (Cost: $83,635,080)			89,776,859

Liabilities in Excess of Other Assets — (3.0)%			(2,634,678)

Net Assets — 100.0%			$87,142,181

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) June 30, 2022	BlackRock EuroFund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$562,543	$—		$(70,306	)(a)	$—	$ —	$492,237	492,237	$661		$—

SL Liquidity Series, LLC, Money Market Series	—	2,813,549	(a)	—		(12)	(281)	2,813,256	2,813,819	73	(b)	—

						$(12)	$ (281)	$3,305,493		$734		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Belgium	$967,083	$687,059	$—	$1,654,142
Denmark	—	2,341,137	—	2,341,137
Finland	—	1,996,291	—	1,996,291
France	—	32,912,793	—	32,912,793
Germany	—	14,073,577	—	14,073,577
Ireland	—	1,027,520	—	1,027,520
Italy	—	5,660,665	—	5,660,665
Luxembourg	691,050	—	—	691,050
Netherlands	—	16,351,420	—	16,351,420
Portugal	—	1,573,421	—	1,573,421
Sweden	—	854,190	—	854,190
Switzerland	—	2,604,357	—	2,604,357
United Kingdom	—	4,409,256	—	4,409,256
Short-Term Securities
Money Market Funds	492,237	—	—	492,237
Time Deposits	—	321,547	—	321,547

	$2,150,370	$84,813,233	$—	86,963,603

Investments Valued at NAV(a)				2,813,256

				$89,776,859

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

June 30, 2022

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

ASSETS
Investments, at value — unaffiliated(a)(b)	$374,485,722	$86,471,366
Investments, at value — affiliated(c)	8,556,133	3,305,493
Cash pledged for futures contracts	421,000	—
Foreign currency, at value(d)	123,374	—
Receivables:
Investments sold	5,126,423	—
Securities lending income — affiliated	2,267	72
Capital shares sold	113,710	1,486
Dividends — unaffiliated	848,874	396,939
Dividends — affiliated	5,941	325
Prepaid expenses	44,257	35,027

Total assets	389,727,701	90,210,708

LIABILITIES
Bank overdraft	63,694	—
Collateral on securities loaned	781,151	2,813,537
Payables:
Investments purchased	5,279,267	—
Accounting services fees	60,610	25,359
Capital shares redeemed	517,566	26,480
Custodian fees	134,120	20,309
Deferred foreign capital gain tax	732	—
Investment advisory fees	182,704	45,112
Directors’ and Officer’s fees	2,364	1,695
Other accrued expenses	8,414	2,705
Professional fees	88,226	99,428
Service and distribution fees	59,052	13,782
Transfer agent fees	47,136	20,120
Variation margin on futures contracts	53,040	—

Total liabilities	7,278,076	3,068,527

NET ASSETS	$382,449,625	$87,142,181

NET ASSETS CONSIST OF

Paid-in capital	$391,909,993	$99,433,284
Accumulated loss	(9,460,368)	(12,291,103)

NET ASSETS	$382,449,625	$87,142,181

(a) Investments, at cost — unaffiliated	$379,509,906	$80,329,306
(b) Securities loaned, at value	$730,240	$—
(c) Investments, at cost — affiliated	$8,556,211	$3,305,774
(d) Foreign currency, at cost	$115,405	$—

F I N A N C I A L S T A T E M E N T S	25

Statements of Assets and Liabilities (continued)

June 30, 2022

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

NET ASSET VALUE

Institutional

Net assets	$62,235,848	$25,025,022

Shares outstanding	3,006,115	1,702,056

Net asset value	$20.70	$14.70

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Investor A

Net assets	$264,270,417	$59,980,581

Shares outstanding	13,628,405	4,173,212

Net asset value	$19.39	$14.37

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Investor C

Net assets	$3,795,008	$1,054,892

Shares outstanding	249,046	108,125

Net asset value	$15.24	$9.76

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Class K

Net assets	$49,642,726	$886,194

Shares outstanding	2,397,400	60,346

Net asset value	$20.71	$14.69

Shares authorized	2 billion	Unlimited

Par value	$0.10	$0.10

Class R

Net assets	$2,505,626	$195,492

Shares outstanding	146,955	18,424

Net asset value	$17.05	$10.61

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended June 30, 2022

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

INVESTMENT INCOME
Dividends — unaffiliated	$10,257,145	$2,302,504
Dividends — affiliated	12,882	661
Interest — unaffiliated	230	—
Securities lending income — affiliated — net	15,155	73
Foreign withholding tax claims	91,703	239,553
Foreign taxes withheld	(665,840)	(325,143)

Total investment income	9,711,275	2,217,648

EXPENSES
Investment advisory	3,952,451	930,957
Service and distribution — class specific	861,023	224,942
Transfer agent — class specific	584,933	140,574
Custodian	284,902	58,965
Professional	167,884	114,079
Accounting services	96,919	44,587
Registration	84,373	84,187
Directors and Officer	9,990	8,117
Miscellaneous	65,091	55,746

Total expenses	6,107,566	1,662,154
Less:
Fees waived and/or reimbursed by the Manager	(1,587,751)	(81,818)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(380,802)	(6,081)

Total expenses after fees waived and/or reimbursed	4,139,013	1,574,255

Net investment income	5,572,262	643,393

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	10,492,673	9,267,394
Investments — affiliated	(930)	(12)
Foreign currency transactions	(27,398)	139,486
Futures contracts	(1,003,072)	—

	9,461,273	9,406,868

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	(86,303,903)	(43,216,168)
Investments — affiliated	(85)	(281)
Foreign currency translations	(15,832)	(28,376)
Futures contracts	(117,648)	—

	(86,437,468)	(43,244,825)

Net realized and unrealized loss	(76,976,195)	(33,837,957)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(71,403,933)	$(33,194,564)

(a) Net of reduction in deferred foreign capital gain tax of	$136,750	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets

	BlackRock Advantage Global Fund, Inc.		BlackRock EuroFund
	Year Ended June 30,		Year Ended June 30,
	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$5,572,262	$3,185,477	$643,393	$25,043

Net realized gain	9,461,273	81,888,204	9,406,868	7,193,178

Net change in unrealized appreciation (depreciation)	(86,437,468)	47,798,581	(43,244,825)	32,945,770

Net increase (decrease) in net assets resulting from operations	(71,403,933)	132,872,262	(33,194,564)	40,163,991

DISTRIBUTIONS TO SHAREHOLDERS(a)

Institutional	(14,118,216)	(3,176,488)	—	—

Investor A	(50,223,238)	(11,106,083)	—	—

Investor C	(1,286,438)	(373,623)	—	—

Class K	(8,570,266)	(566,796)	—	—

Class R	(633,981)	(162,627)	—	—

Decrease in net assets resulting from distributions to shareholders	(74,832,139)	(15,385,617)	—	—

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	36,861,636	4,363,008	(52,716,556)	36,478,327

NET ASSETS

Total increase (decrease) in net assets	(109,374,436)	121,849,653	(85,911,120)	76,642,318

Beginning of year	491,824,061	369,974,408	173,053,301	96,410,983

End of year	$382,449,625	$491,824,061	$87,142,181	$173,053,301

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc.
	Institutional
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$28.57	$21.48	$21.66	$21.63	$25.83

Net investment income(a)	0.33	0.24	0.31	0.36	0.29

Net realized and unrealized gain (loss)	(4.04)	7.82	(0.06)	0.43	2.82

Net increase (decrease) from investment operations	(3.71)	8.06	0.25	0.79	3.11

Distributions(b)

From net investment income	(0.33)	(0.35)	(0.43)	(0.32)	(0.37)

From net realized gain	(3.83)	(0.62)	—	(0.44)	(6.94)

Total distributions	(4.16)	(0.97)	(0.43)	(0.76)	(7.31)

Net asset value, end of year	$20.70	$28.57	$21.48	$21.66	$21.63

Total Return(c)
Based on net asset value	(15.52)%	38.23%	1.08%	4.03%	12.43%

Ratios to Average Net Assets(d)
Total expenses	1.10%	1.19%	1.15%	1.14%	1.16%

Total expenses after fees waived and/or reimbursed	0.71%	0.71%	0.71%	0.72%	0.88%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.71%	0.71%	0.71%	0.72%	0.88%

Net investment income	1.33%	0.96%	1.46%	1.72%	1.20%

Supplemental Data
Net assets, end of year (000)	$62,236	$95,405	$75,805	$87,759	$114,870

Portfolio turnover rate	136%	311%	182%	137%	189%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)
	Investor A
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$27.02	$20.36	$20.55	$20.56	$24.85

Net investment income(a)	0.27	0.17	0.24	0.30	0.25

Net realized and unrealized gain (loss)	(3.80)	7.41	(0.05)	0.40	2.67

Net increase (decrease) from investment operations	(3.53)	7.58	0.19	0.70	2.92

Distributions(b)

From net investment income	(0.27)	(0.30)	(0.38)	(0.27)	(0.27)

From net realized gain	(3.83)	(0.62)	—	(0.44)	(6.94)

Total distributions	(4.10)	(0.92)	(0.38)	(0.71)	(7.21)

Net asset value, end of year	$19.39	$27.02	$20.36	$20.55	$20.56

Total Return(c)
Based on net asset value	(15.73)%	37.91%	0.84%	3.77%	12.10%

Ratios to Average Net Assets(d)
Total expenses	1.40%	1.51%	1.46%	1.46%	1.53%

Total expenses after fees waived and/or reimbursed	0.96%	0.96%	0.96%	0.97%	1.16%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.96%	0.96%	0.96%	0.97%	1.16%

Net investment income	1.14%	0.71%	1.21%	1.48%	1.06%

Supplemental Data
Net assets, end of year (000)	$264,270	$327,701	$242,123	$289,752	$324,978

Portfolio turnover rate	136%	311%	182%	137%	189%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)
	Investor C
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$22.06	$16.58	$16.79	$16.87	$21.45

Net investment income (loss)(a)	0.06	(0.01)	0.08	0.11	0.04

Net realized and unrealized gain (loss)	(2.97)	6.04	(0.05)	0.34	2.31

Net increase (decrease) from investment operations	(2.91)	6.03	0.03	0.45	2.35

Distributions(b)

From net investment income	(0.14)	—	(0.24)	(0.09)	—

From net realized gain	(3.77)	(0.55)	—	(0.44)	(6.93)

Total distributions	(3.91)	(0.55)	(0.24)	(0.53)	(6.93)

Net asset value, end of year	$15.24	$22.06	$16.58	$16.79	$16.87

Total Return(c)
Based on net asset value	(16.36)%	36.88%	0.11%	2.99%	11.23%

Ratios to Average Net Assets(d)

Total expenses	2.19%	2.42%	2.32%	2.28%	2.34%

Total expenses after fees waived and/or reimbursed	1.71%	1.71%	1.71%	1.72%	1.95%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.71%	1.71%	1.71%	1.72%	1.95%

Net investment income (loss)	0.31%	(0.06)%	0.46%	0.65%	0.23%

Supplemental Data

Net assets, end of year (000)	$3,795	$7,922	$35,626	$52,125	$90,299

Portfolio turnover rate	136%	311%	182%	137%	189%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)
	Class K
					Period from 01/25/18 to 06/30/18	(a)
	Year Ended June 30,
	2022	2021	2020	2019

Net asset value, beginning of period	$28.58	$21.48	$21.66	$21.63	$23.12

Net investment income(b)	0.36	0.27	0.32	0.41	0.29

Net realized and unrealized gain (loss)	(4.05)	7.81	(0.06)	0.39	(1.78)

Net increase (decrease) from investment operations	(3.69)	8.08	0.26	0.80	(1.49)

Distributions(c)

From net investment income	(0.35)	(0.36)	(0.44)	(0.33)	—

From net realized gain	(3.83)	(0.62)	—	(0.44)	—

Total distributions	(4.18)	(0.98)	(0.44)	(0.77)	—

Net asset value, end of period	$20.71	$28.58	$21.48	$21.66	$21.63

Total Return(d)

Based on net asset value	(15.46)%	38.34%	1.13%	4.09%	(6.44	)%(e)

Ratios to Average Net Assets(f)

Total expenses	1.00%	1.13%	1.09%	1.03%	1.07	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.66%	0.66%	0.66%	0.66%	0.66	%(h)

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.66%	0.66%	0.66%	0.66%	0.66	%(h)

Net investment income	1.45%	1.04%	1.53%	1.98%	3.09	%(h)

Supplemental Data

Net assets, end of period (000)	$49,643	$56,800	$12,108	$10,625	$4,616

Portfolio turnover rate	136%	311%	182%	137%	189%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.07%.
(h)	Annualized.

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class R

	Year Ended June 30,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$24.24	$18.33	$18.52	$18.60	$23.07

Net investment income(a)	0.18	0.10	0.18	0.21	0.17
Net realized and unrealized gain (loss)	(3.33)	6.65	(0.06)	0.37	2.47

Net increase (decrease) from investment operations	(3.15)	6.75	0.12	0.58	2.64

Distributions(b)

From net investment income	(0.21)	(0.22)	(0.31)	(0.22)	(0.17)
From net realized gain	(3.83)	(0.62)	—	(0.44)	(6.94)

Total distributions	(4.04)	(0.84)	(0.31)	(0.66)	(7.11)

Net asset value, end of year	$17.05	$24.24	$18.33	$18.52	$18.60

Total Return(c)
Based on net asset value	(15.94)%	37.52%	0.58%	3.52%	11.79%

Ratios to Average Net Assets(d)
Total expenses	1.82%	1.79%	1.77%	1.79%	1.87%

Total expenses after fees waived and/or reimbursed	1.21%	1.21%	1.21%	1.22%	1.43%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.21%	1.21%	1.21%	1.22%	1.43%

Net investment income	0.85%	0.45%	0.98%	1.18%	0.80%

Supplemental Data
Net assets, end of year (000)	$2,506	$3,996	$4,313	$10,407	$16,716

Portfolio turnover rate	136%	311%	182%	137%	189%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund

	Institutional

	Year Ended June 30,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$20.34	$14.31	$14.40	$15.06	$14.78

Net investment income(a)	0.13	0.03	0.02	0.13	0.13
Net realized and unrealized gain (loss)	(5.77)	6.00	(0.04)	(0.45)	0.33

Net increase (decrease) from investment operations	(5.64)	6.03	(0.02)	(0.32)	0.46

Distributions from net investment income(b)	—	—	(0.07)	(0.34)	(0.18)

Net asset value, end of year	$14.70	$20.34	$14.31	$14.40	$15.06

Total Return(c)
Based on net asset value	(27.73)%	42.14%	(0.17)%	(1.77)%	3.12%

Ratios to Average Net Assets(d)
Total expenses	1.17%	1.18%	1.24%	1.23%	1.11%

Total expenses after fees waived and/or reimbursed	1.10%	1.12%	1.18%	1.17%	1.08%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.09%	1.12%	1.18%	1.17%	1.08%

Net investment income	0.65%	0.19%	0.14%	0.92%	0.87%

Supplemental Data
Net assets, end of year (000)	$25,025	$81,809	$26,476	$33,178	$43,686

Portfolio turnover rate	42%	26%	39%	153%	98%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor A

	Year Ended June 30,

	2022	2021	2020		2019	2018

Net asset value, beginning of year	$19.93	$14.05	$14.11		$14.78	$14.49

Net investment income (loss)(a)	0.09	(0.01)	(0.00	)(b)	0.08	0.18
Net realized and unrealized gain (loss)	(5.65)	5.89	(0.04)		(0.44)	0.26

Net increase (decrease) from investment operations	(5.56)	5.88	(0.04)		(0.36)	0.44

Distributions from net investment income(c)	—	—	(0.02)		(0.31)	(0.15)

Net asset value, end of year	$14.37	$19.93	$14.05		$14.11	$14.78

Total Return(d)
Based on net asset value	(27.90)%	41.85%	(0.30)%		(2.08)%	3.02%

Ratios to Average Net Assets(e)
Total expenses	1.40%	1.39%	1.40%		1.45%	1.31%

Total expenses after fees waived and/or reimbursed	1.33%	1.33%	1.34%		1.39%	1.28%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.32%	1.33%	1.34%		1.39%	1.28%

Net investment income (loss)	0.48%	(0.03)%	(0.01)%		0.56%	1.19%

Supplemental Data
Net assets, end of year (000)	$59,981	$87,462	$65,887		$78,418	$149,540

Portfolio turnover rate	42%	26%	39%		153%	98%

(a)	Based on average shares outstanding. (b) Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor C

	Year Ended June 30,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.63	$9.68	$9.79	$10.36	$10.16

Net investment income (loss)(a)	(0.06)	(0.10)	(0.08)	(0.02)	0.05
Net realized and unrealized gain (loss)	(3.81)	4.05	(0.03)	(0.31)	0.18

Net increase (decrease) from investment operations	(3.87)	3.95	(0.11)	(0.33)	0.23

Distributions from net investment income(b)	—	—	—	(0.24)	(0.03)

Net asset value, end of year	$9.76	$13.63	$9.68	$9.79	$10.36

Total Return(c)
Based on net asset value	(28.39)%	40.81%	(1.12)%	(2.82)%	2.27%

Ratios to Average Net Assets(d)
Total expenses	2.17%	2.17%	2.19%	2.20%	2.08%

Total expenses after fees waived and/or reimbursed	2.10%	2.11%	2.13%	2.14%	2.04%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	2.09%	2.11%	2.13%	2.14%	2.04%

Net investment income (loss)	(0.45)%	(0.86)%	(0.85)%	(0.17)%	0.43%

Supplemental Data
Net assets, end of year (000)	$1,055	$2,451	$3,088	$4,179	$7,533

Portfolio turnover rate	42%	26%	39%	153%	98%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)
	Class K
	Year Ended June 30,				Period from 01/25/18(a) to 06/30/18

	2022	2021	2020	2019

Net asset value, beginning of period	$20.30	$14.26	$14.34	$15.08	$16.57

Net investment income(b)	0.16	0.06	0.03	0.14	0.26
Net realized and unrealized gain (loss)	(5.77)	5.98	(0.02)	(0.46)	(1.75)

Net increase (decrease) from investment operations	(5.61)	6.04	0.01	(0.32)	(1.49)

Distributions from net investment income(c)	—	—	(0.09)	(0.42)	—

Net asset value, end of period	$14.69	$20.30	$14.26	$14.34	$15.08

Total Return(d)
Based on net asset value	(27.64)%	42.36%	0.03%	(1.70)%	(8.99	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.08%	1.04%	1.06%	1.11%	0.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.01%	0.98%	1.00%	1.05%	0.95	%(h)

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.00%	0.98%	1.00%	1.05%	0.95	%(h)

Net investment income	0.83%	0.34%	0.18%	1.00%	3.86	%(h)

Supplemental Data
Net assets, end of period (000)	$886	$860	$601	$710	$1,005

Portfolio turnover rate	42%	26%	39%	153%	98%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class R

	Year Ended June 30,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.79	$10.46	$10.54	$11.14	$10.96

Net investment income (loss)(a)	(0.06)	(0.04)	(0.04)	(0.01)	0.09
Net realized and unrealized gain (loss)	(4.12)	4.37	(0.04)	(0.33)	0.18

Net increase (decrease) from investment operations	(4.18)	4.33	(0.08)	(0.34)	0.27

Distributions from net investment income(b)	—	—	—	(0.26)	(0.09)

Net asset value, end of year	$10.61	$14.79	$10.46	$10.54	$11.14

Total Return(c)
Based on net asset value	(28.26)%	41.40%	(0.76)%	(2.66)%	2.46%

Ratios to Average Net Assets(d)
Total expenses	1.91%	1.73%	1.87%	2.07%	1.81%

Total expenses after fees waived and/or reimbursed	1.84%	1.67%	1.81%	2.01%	1.77%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.83%	1.67%	1.81%	2.01%	1.77%

Net investment income (loss)	(0.41)%	(0.32)%	(0.42)%	(0.07)%	0.76%

Supplemental Data
Net assets, end of year (000)	$195	$471	$359	$363	$786

Portfolio turnover rate	42%	26%	39%	153%	98%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Advantage Global Fund, Inc., (the “Corporation”) and BlackRock EuroFund (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation, Inc. is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage Global Fund, Inc.	Advantage Global	Diversified
BlackRock EuroFund	EuroFund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors.”

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2022, certain investments of Advantage Global were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Advantage Global’s securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	Net Amount

Advantage Global
J.P. Morgan Securities LLC	$663,603	$(663,603)	$—	$—
National Financial Services LLC	66,637	(66,637)	—	—

	$730,240	$(730,240)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

As of period end, EuroFund received cash collateral for securities loaned that were pending settlement.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage Global	EuroFund

First $1 billion	0.85%	0.75%
$1 billion — $3 billion	0.80	0.71
$3 billion — $5 billion	0.77	0.68
$5 billion — $10 billion	0.74	0.65
Greater than $10 billion	0.72	0.64

With respect to EuroFund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by EuroFund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended June 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Advantage Global	$786,728	$57,559	$16,736	$861,023
EuroFund	204,610	18,127	2,205	224,942

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2022, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended June 30, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$374	$4,426	$997	$24	$25	$5,846
EuroFund	1,060	2,057	175	6	19	3,317

For the year ended June 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$84,819	$478,079	$10,283	$1,061	$10,691	$584,933
EuroFund	51,262	84,942	2,350	344	1,676	140,574

Other Fees: For the year ended June 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Advantage Global	$2,117
EuroFund	771

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

For the year ended June 30, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

Advantage Global	$—	$88

EuroFund	2,343	20

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended June 30, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Advantage Global	$2,996
EuroFund	127

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended June 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

With respect to EuroFund, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.06% of the Fund’s average daily net assets. Effective June 1, 2022, the voluntary waiver was discontinued. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the year ended June 30, 2022, the Manager waived $69,924 pursuant to this agreement.

With respect to each Fund, the Manager (effective June 1, 2022, for EuroFund) contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Advantage Global	0.71%	0.96%	1.71%	0.66%	1.21%
EuroFund	1.04	1.29	2.04	0.99	1.54

The Manager has agreed not to reduce or discontinue this contractual expense limitation through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended June 30, 2022, the Manager waived and/or reimbursed the following amounts, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager

Advantage Global	$1,584,755

EuroFund	11,767

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statements of Operations. For the year ended June 30, 2022, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$42,586	$320,734	$7,404	$1,060	$9,018	$380,802

EuroFund	2,634	3,337	2	47	61	6,081

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

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Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended June 30, 2022, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Advantage Global	$3,460
EuroFund	22

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. EuroFund is currently permitted to borrow under the Interfund Lending Program. Advantage Global is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended June 30, 2022, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended June 30, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Advantage Global	$15,382,441	$9,818,856	$(775,940)

7.	PURCHASES AND SALES

For the year ended June 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Advantage Global	$616,795,242	$642,417,681
EuroFund	51,548,141	100,299,212

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 06/30/22	Year Ended 06/30/21

Advantage Global
Ordinary income	$52,270,653	$13,160,353
Long-term capital gains	22,561,486	3,856,802

	$74,832,139	$17,017,155

As of June 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Loss(c)	Total

Advantage Global	$1,674,982	$—	$(8,945,624)	$(2,189,726)	$(9,460,368)

EuroFund	528,442	(18,424,399)	5,604,854	—	(12,291,103)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, and characterization of corporate actions.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended June 30, 2022, EuroFund utilized $8,756,982 of its capital loss carryforward.

As of June 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Advantage Global	$392,003,517	$37,394,628	$(46,357,562)	$(8,962,934)

EuroFund	84,304,381	15,865,411	(10,392,933)	5,472,478

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

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Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 06/30/22		Year Ended 06/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Advantage Global
Institutional
Shares sold	516,799	$12,492,114	353,005	$8,961,654
Shares issued in reinvestment of distributions	523,855	13,448,762	122,734	3,013,121
Shares redeemed	(1,373,464)	(33,811,641)	(666,077)	(16,543,928)

	(332,810)	$(7,870,765)	(190,338)	$(4,569,153)

Investor A
Shares sold	1,345,196	$30,806,933	1,602,254	$35,969,989
Shares issued in reinvestment of distributions	1,904,545	45,920,653	434,436	10,100,634
Shares redeemed	(1,749,712)	(40,119,251)	(1,800,248)	(42,539,915)

	1,500,029	$36,608,335	236,442	$3,530,708

Investor C
Shares sold	14,474	$253,356	20,365	$401,104
Shares issued in reinvestment of distributions	66,995	1,282,263	19,276	367,401
Shares redeemed and automatic conversion of shares	(191,599)	(3,624,007)	(1,829,663)	(33,139,792)

	(110,130)	$(2,088,388)	(1,790,022)	$(32,371,287)

Class K
Shares sold	437,784	$11,106,505	1,547,022	$42,438,784
Shares issued in reinvestment of distributions	333,878	8,570,267	23,087	566,795
Shares redeemed	(361,744)	(9,088,358)	(146,256)	(3,754,533)

	409,918	$10,588,414	1,423,853	$39,251,046

Class R
Shares sold	21,288	$436,343	35,430	$758,871
Shares issued in reinvestment of distributions	29,767	633,880	7,784	162,607
Shares redeemed	(68,956)	(1,446,183)	(113,713)	(2,399,784)

	(17,901)	$(375,960)	(70,499)	$(1,478,306)

	1,449,106	$36,861,636	(390,564)	$4,363,008

	Year Ended 06/30/22		Year Ended 06/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts
EuroFund
Institutional
Shares sold	122,608	$2,411,570	2,405,942	$47,228,958
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(2,442,177)	(50,674,198)	(234,616)	(4,179,416)

	(2,319,569)	$(48,262,628)	2,171,326	$43,049,542

Investor A
Shares sold	229,654	$4,514,406	266,022	$4,557,168
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(444,682)	(8,307,512)	(568,313)	(9,533,418)

	(215,028)	$(3,793,106)	(302,291)	$(4,976,250)

Investor C
Shares sold	19,069	$253,465	22,480	$275,997
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	(90,724)	(1,184,488)	(161,601)	(1,858,944)

	(71,655)	$(931,023)	(139,121)	$(1,582,947)

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Notes to Financial Statements  (continued)

	Year Ended 06/30/22		Year Ended 06/30/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
EuroFund (continued)

Class K
Shares sold	43,191	$888,954	8,761	$160,552
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(25,204)	(463,242)	(8,545)	(149,452)

	17,987	$425,712	216	$11,100

Class R
Shares sold	8,967	$120,841	4,460	$56,788
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(22,404)	(276,352)	(6,936)	(79,906)

	(13,437)	$(155,511)	(2,476)	$(23,118)

	(2,601,702)	$(52,716,556)	1,727,654	$36,478,327

As of June 30, 2022, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 12,070 Class K Shares of EuroFund.

12. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock Advantage Global Fund, Inc. and BlackRock EuroFund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Global Fund, Inc. and BlackRock EuroFund (the “Funds”), including the schedules of investments, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

August 19, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended June 30, 2022:

Fund Name	Qualified Dividend Income
Advantage Global	$9,139,200

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended June 30, 2022:

Fund Name	Qualified Business Income
Advantage Global	$74,319

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended June 30, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Advantage Global	6.60%

The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended June 30, 2022:

Fund Name	Qualified Short-Term Capital Gains
Advantage Global	$46,714,914

I M P O R T A N T T A X I N F O R M A T I O N	51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees of BlackRock EuroFund (“EuroFund”) met on April 20, 2022 and May 10-11, 2022 to consider the approval to continue the investment advisory agreement (the “EuroFund Advisory Agreement”) between EuroFund and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Trustees of EuroFund also considered the approval of the sub-advisory agreement (the “EuroFund Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to EuroFund.

The Board of Directors of BlackRock Advantage Global Fund, Inc. (“Advantage Global Fund”) met on April 20, 2022 and May 10-11, 2022 to consider the approval to continue the investment advisory agreement (the “Advantage Global Fund Advisory Agreement”) between Advantage Global Fund and the Manager, its investment advisor.

EuroFund and Advantage Global Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The EuroFund Advisory Agreement, the EuroFund Sub-Advisory Agreement and the Advantage Global Fund Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of EuroFund and the Board of Directors of Advantage Global Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 20, 2022 are referred to as the “April Meeting” and the meetings held on May 10-11, 2022 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), each Board considers the approval of the continuation of the pertinent Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the pertinent Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. Each Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. Each Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, each Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, each Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, each Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, EuroFund ranked in the second, first and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, Advantage Global Fund ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. Each Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that EuroFund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Fund’s Expense Peers. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a new contractual expense cap, on a class-by-class basis. The contractual expense cap was implemented on June 1, 2022.

The Board noted that Advantage Global Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.start from here

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of EuroFund, including the Independent Board Members, unanimously approved the continuation of the EuroFund Advisory Agreement between the Manager and EuroFund for a one-year term ending June 30, 2023, and the EuroFund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to EuroFund for a one-year term ending June 30, 2023.

The Board of Advantage Global Fund, including the Independent Board Members, unanimously approved the continuation of the Advantage Global Fund Advisory Agreement between the Manager and Advantage Global Fund for a one-year term ending June 30, 2023.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T	55

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 162 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 162 Portfolios	None

Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 162 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 162 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 162 Portfolios	None

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 162 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 162 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2015)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 162 Portfolios	None

Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 162 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	57

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 162 Portfolios	None

Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 162 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 261 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2018) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 263 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; previously Mrs. Villacorta was Co-Head of BlackRock Solutions’ Portfolio Analytics Group and Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	59

Director and Officer Information  (continued)

Officers Who Are Not Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of each Fund serve at the pleasure of the Board.

Further information about each Fund’s Directors and Officers is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Director of the Funds.
Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Funds and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Funds.

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	61

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

(a)	For BlackRock EuroFund.

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

HKD	Hong Kong Dollar

JPY	Japanese Yen

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CVA	Certificaten Van Aandelen (Dutch Certificate)

GDR	Global Depositary Receipt

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	63

Want to know more?

blackrock.com  |  800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EGSC-06/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock EuroFund	$34,986	$34,643	$638	$0	$15,700	$13,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock EuroFund	$16,338	$13,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock EuroFund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: August 19, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock EuroFund

Date: August 19, 2022